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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    SEPTEMBER 15, 1997
                                                 ------------------------------

                               WEITEK CORPORATION

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               (Exact name of registrant as specified in charter)


         CALIFORNIA                     000-17191               94-2709963
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



   2801 ORCHARD PARKWAY, SAN JOSE, CA                              94086
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (408) 526-0300
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS

         On September 4, 1997, Weitek Corporation announced that it would make a partial liquidating distribution to its shareholders of record as of September 15, 1997. For a more complete description of the liquidating distribution, please refer to Exhibit 99.1 filed herewith.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)    Exhibits

99.1                     Press Release







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 29, 1997               WEITEK CORPORATION


                                       /s/ Richard H. Bohnet
                                       -----------------------------------------
                                       Richard H. Bohnet
                                       *Responsible Person


*As of the date of this filing, the Registrant no longer has any persons serving as executive officers or members of its board of directors. Pursuant to the Registrant's Plan of Reorganization approved by the United States Bankruptcy Court on March 20, 1997, Mr. Bohnet, the former President and Chief Executive Officer of the Registrant, is designated as the Responsible Person empowered to do all things necessary and appropriate to meet the Registrant's obligations.





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                                INDEX TO EXHIBITS


                                                                   Sequentially
                                                                    Numbered
Exhibit                               Description                     Page
-------                               -----------                  ------------
99.1                            Press Release








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